UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Vice President

Effective on July 1, 2023 (the “Appointment Date”), Mr. Pablo Castaños (age 51) shall serve as Executive Vice President of Golden Minerals Company (the “Company”). Since 2017, Mr. Castaños has served as Managing Partner of Integra QRO Hold and Magnolia OneZero Investments, LLC, real estate development and construction companies located in Querétaro, Mexico and Austin, Texas, respectively. Mr. Castaños has more than twenty years of global and strategic expertise, including twelve years in the mining industry, in positions focusing on strategic planning, finance, compliance, sustainability, government affairs and risk management. He holds a Master of Business Administration in Finance from a joint graduate program conducted by Massachusetts Institute of Technology (MIT) and Gabriela Mistral University in Santiago, Chile.

There are no transactions in which Mr. Castaños has an interest requiring disclosure under Item 404(a) of Regulation S-K, and he has no reportable family relationships under Item 401(d) of Regulation S-K or any arrangement or understanding with any person with respect to his appointment as an officer.

Executive Vice President Compensation

As Executive Vice President of the Company, Mr. Castaños will receive an annual base salary of $300,000, with a target annual bonus of 50% of his annual base salary, which bonus may be paid in cash, restricted share units (“RSUs”), or a combination thereof, at the discretion of the board of directors of the Company. Mr. Castaños will also be granted 40,000 RSUs, with one-half vesting upon each of the two succeeding anniversaries of the Appointment Date. Mr. Castaños will enter into a change of control agreement with the Company, which will provide that, upon termination in connection with a “change of control” of the Company (as defined in therein), Mr. Castaños will be eligible to receive two years’ salary plus his target bonus.

Item 7.01	Regulation FD Disclosure.

On June 16, 2023, the Company issued a press release announcing the appointment described in Item 5.02 of this Form 8-K. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release of Golden Minerals Company, dated June 16, 2023, announcing the appointment of an Executive Vice President.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2023

Golden Minerals Company

By:	/s/ Julie Z. Weedman
Name: Julie Z. Weedman
Title: Senior Vice President and Chief Financial Officer